Vanguard Windsor™ II Fund
Summary Prospectus

February 24, 2011

Admiral™ Shares for Participants

Vanguard Windsor II Fund Admiral Shares (VWNAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 24, 2011, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide long-term capital appreciation and income.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.25%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.27%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$28	$87	$152	$343

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29%.

Primary Investment Strategies
The Fund invests mainly in large- and mid-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. The Fund uses multiple investment advisors.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Windsor II Fund Admiral Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.85% (quarter ended June 30, 2003), and the lowest return for a quarter was –21.58% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2010

			Since
			Inception
			(May 14,
	1 Year	5 Years	2001)
Vanguard Windsor II Fund Admiral Shares	10.70%	1.56%	3.45%
Comparative Indexes
(reflect no deduction for fees or expenses)
Russell 1000 Value Index	15.51%	1.28%	3.44%
Standard & Poor’s 500 Index	15.06	2.29	2.01

Investment Advisors
Armstrong Shaw Associates Inc.

Barrow, Hanley, Mewhinney & Strauss, LLC

Hotchkis and Wiley Capital Management, LLC

Lazard Asset Management LLC

Sanders Capital, LLC

The Vanguard Group, Inc.

Portfolio Managers

Jeffrey M. Shaw, Chairman, Chief Investment Officer, and Co-Founder of Armstrong Shaw. He has managed a portion of the Fund since 2006.

James P. Barrow, Founding Partner of Barrow, Hanley. He has managed a portion of the Fund since 1985.

George H. Davis, Jr., Chief Executive Officer of Hotchkis and Wiley. He has co- managed a portion of the Fund since 2003.

Sheldon J. Lieberman, Principal of Hotchkis and Wiley. He has co-managed a portion of the Fund since 2003.

Christopher Blake, Managing Director of Lazard. He has co-managed a portion of the Fund since 2007.

Andrew Lacey, Deputy Chairman of Lazard. He has co-managed a portion of the Fund since 2007.

John P. Mahedy, Director of Research and Co-Chief Investment Officer of Sanders. He has co-managed a portion of the Fund since 2010.

Lewis A. Sanders, CFA, Chief Executive Officer and Co-Chief Investment Officer of Sanders. He has co-managed a portion of the Fund since 2010.

James D. Troyer, CFA, Principal of Vanguard. He has managed a portion of the Fund since 2006.

Tax Information
The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries
The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

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Vanguard Windsor II Fund Admiral Shares—Fund Number 573

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© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SPI 573 022011